Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Future Minimum Lease Payments Required Under Lease Agreement

The following is a schedule, by year, of the future minimum lease payments required under the lease agreement as of December 31, 2013 (in thousands), assuming the lease is not cancelled within one year:

2014	$173
2015	173
2016	173
2017	173
2018	58
Total minimum lease payments	$750